UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

China United Insurance Service, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

CHINA UNITED INSURANCE SERVICE, INC. 7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan	CONTROL ID:

Important Notice Regarding the Internet Availability of Proxy Materials

FOR THE ANNUAL MEETING OF SHAREHOLDERS

DATE:	November 1, 2019
TIME:	3PM, local time
LOCATION:	7F, No. 311 Section 3, Nan-King East Road Taipei City, Taiwan

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on at the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is NOT a ballot that you can use for voting. We encourage you to access and review all of the Important Information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.proxyandprinting.com

Easy Online Access – View your proxy materials and vote.

Step 1:	Go to www.proxyandprinting.com.

Step 2:	Click on Vote Your Proxy.

Step 3:	Click on the logo of China United Insurance Service, Inc.

Step 4:	To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to download the Proxy Statement, click on the “Proxy Statement” link.

Step 5:	Vote your shares. You may vote online until 11:59pm on October 30, 2019.

If you want to receive a copy of these documents, including a proxy card, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 15, 2019 to facilitate timely delivery.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.proxyandprinting.com	akotlova@islandstocktransfer.com
1-877-502-0550	1-727-289-0069	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

Proposal 1:	To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

Proposal 2:	To transact such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR each of the proposals listed above.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF THE PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE.

YOUR VOTE IS IMPORTANT!